As filed with the U.S. Securities and Exchange Commission on November 9, 2023

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22668

ETF Series Solutions
(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Kristina R. Nelson

ETF Series Solutions

615 East Michigan Street

Milwaukee, WI 53202
(Name and address of agent for service)

414-516-1645

Registrant's telephone number, including area code

Date of fiscal year end: February 28

Date of reporting period: August 31, 2023

Item 1. Reports to Stockholders.

(a)

Hoya Capital Housing ETF

Ticker: HOMZ

Hoya Capital High Dividend Yield ETF

Ticker: RIET

Semi-Annual Report

August 31, 2023

Hoya Capital ETFs

Hoya Capital ETFs

Letters to Shareholders
(Unaudited)

Dear Shareholders,

On behalf of the entire Hoya Capital Real Estate team, we want to express our gratitude for the confidence you have placed in the Hoya Capital Housing ETF (“HOMZ” or the “Fund”). The following information pertains to the period from March 1, 2023 through August 31, 2023 (the “Current Fiscal Period”).

HOMZ offers diversified exposure across the U.S. housing sector, one of the largest and most critical asset classes in the world. The Fund seeks to track the total return performance, before fees and expenses, of the Hoya Capital Housing 100TM Index (the “Index”). The Index is a rules-based index designed to track the 100 companies that collectively represent the performance of the U.S. Housing Industry including homebuilders, residential real estate investment trusts (“REITs”), home improvement companies, and real estate services and technology firms.

As of the end of the Current Fiscal Period, the Distribution Yield on HOMZ was 2.09% and the 30 Day SEC Yield was 2.47%. HOMZ has paid a monthly distribution in each month since inception.

During this Current Fiscal Period, the market value and net asset value (“NAV”) for HOMZ generated a cumulative total return of 11.26% and 11.50%, respectively, compared to a return of 2.62% on the S&P MidCap 400® Index and 14.50% on the S&P 500® Index. The Hoya Capital Housing 100TM Index returned 11.72% during the Current Fiscal Period. Meanwhile, outstanding shares ended the Current Fiscal Period at 950,000.

Following a historic surge of inflation in the prior year which rippled across global economies and financial markets, disinflation became the prevailing macroeconomic theme of this Current Fiscal Period, a six-month period that saw an encouraging moderation in price pressures concurrent with a decline in global energy prices and a continuation of the Federal Reserve’s historically aggressive monetary tightening course. The U.S. Consumer Price Index – which surged to a four-decade high of 8.9% in June 2022 – moderated to 3.7% by the end of the period.1

While the worst of the inflationary headwinds appear to have subsided, there remains lingering uncertainty over whether inflation will ultimately return to the Federal Reserve’s 2% policy objective, or whether we’ve entered a new “higher for longer” macroeconomic regime characterized by elevated sustained levels of inflation and interest rates. Central banks ceded little ground in their battle against inflation, with the U.S. Federal Reserve hiking benchmark lending rates another three times to the highest level in two decades.

Hoya Capital ETFs

Letters to Shareholders
(Unaudited) (Continued)

Despite the increasingly restrictive monetary conditions and a drumbeat of recession forecasts, the broader U.S. economy – particularly employment markets - exhibited surprising resilience during the period, recording Real GDP growth of 2.2% in the first-half of 2023.2 That said, pockets of weakness and “rolling recessions” became visible across several industry groups, particularly those directly impacted by tighter financial conditions. Tremors of instability emerged early in the period as higher rates triggered a sudden collapse of three major financial institutions, but contagion was contained following emergency regulatory intervention.

Relative to the broader economy, U.S. commercial real estate market continued to experience some of the most direct and immediate impacts from the Federal Reserve’s rate hiking cycle. The 30-Year Fixed Mortgage Rate eclipsed 7.0% by the end of the Current Fiscal Period– the highest in over twenty years – a historically swift increase in rates that strained housing affordability and slowed housing market activity.3 Existing Home Sales declined sequentially in five of the six months and were lower by 15.3% year-over-year by period-end.4 Home price appreciation also cooled considerably during the period – an overdue “normalization” following two years of double-digit price increases - with the Case-Shiller National Home Price Index recording a year-over-year decline for the first time in a decade.5

Despite the sharp interest rate headwinds, however, over two million new U.S. households were formed in the twelve months ending in July,6 as tailwinds from the maturing millennial generation – the largest age cohort in the United States – were amended by a rebound in immigration and birth rates. The Census Bureau reported that net international migration added more than a million people to the U.S. population in 20227 - the largest single-year increase since 2010 - while the CDC reported that U.S. birth rate increased for the first time since 2014.8 These buoyant household growth trends come alongside a rate-driven moderation in construction activity, with Private Housing Starts declining 10.9% in the first half of 2023 compared to a year prior.9

During the Current Fiscal Period, the Homebuilder sector was the leading upside contributor to the fund’s performance despite the interest rate headwinds, exhibiting a significant rebound on expectations of easing inflationary and interest rate pressures. Of note, despite the cooldown in activity, housing inventory levels remain near historic lows across most metrics due to the lingering effects of the significant underbuilding of single-family homes throughout the 2010s. In the final month of the Current Fiscal Period, the Existing Home Sales Months Supply remained near historic lows at just 3.3 – roughly 50% below the twenty year average.10

The Home Building Products & Materials sector was the second-leading upside contributor, benefiting from a gradual easing of supply chain constraints and the realization of previously-deferred home repair and remodeling activity, a trend that we expect to continue given the aging of the American housing stock, a byproduct

Hoya Capital ETFs

Letters to Shareholders
(Unaudited) (Continued)

of low levels of new home construction activity in the 2010s. Benefiting from related tailwinds, the Home Furnishings & Home Goods and the Home Improvement Retailers sectors were the third- and fourth-leading upside contributors

The leading detractor to the Fund’s performance during the Current Fiscal Period was the Residential Real Estate Investment Trusts (“REITs”) sector as higher financing costs and tighter credit conditions resulted in negative appreciation in valuations of commercial real estate assets across essentially all major property sectors, and also resulted in a slowdown in transactions activity and a moderation in new development activity. While new groundbreakings have slowed, apartment REITs were negatively impacted by expectations of supply growth challenges resulting from a historically-large pipeline of multifamily units under construction. Single Family Rental REITs were notable upside standouts within the sector, however, as strained homeownership affordability pushed households back towards rental markets while limited supply fueled buoyant rent growth.

The Mortgage Lenders & Servicers sector was the second leading detractor from the Fund’s performance amid lingering concern over the balance sheet health of small and mid-sized lenders following the stunning failures of Silicon Valley Bank, First Republic, and Signature Bank. Following steep declines early in the period, however, the sector rebounded later in the period as strength from residential-focused mortgage REITs offset declines from regional lenders. While origination volumes of new and refinanced mortgages declined to two-decade lows during the period, delinquency rates on home mortgages declined to record-lows of 1.72% in the second quarter.11

We continue to see a compelling long-term investment case for HOMZ over the next decade and beyond as the combination of historically low housing supply, the continued aging of the U.S. housing stock, and strong secular demand provide a favorable long-term macroeconomic backdrop for companies across the U.S. housing industry – tailwinds that will be enhanced by advancements in property technology which will significantly improve the efficiency, productivity, and margins of the housing industry at large.

Further, HOMZ is the lowest-cost ETF out of seven funds in its ETFdb segment as of the end of the Current Fiscal Period,13 and given the ever-present uncertainty, we believe that capturing balanced and diversified exposure across the entire housing sector – homebuilders, rental operators, home improvement, and housing technology firms - is optimized to efficiently capture these thematic growth trends.

Hoya Capital ETFs

Letters to Shareholders
(Unaudited) (Continued)

Thank you once again and we look forward to keeping you well informed.

Sincerely,
Alex Pettee, CFA
President & Director of Research and ETFs
Hoya Capital Real Estate, Adviser to the Fund

Must be preceded or accompanied by a prospectus.

Investing involves risks. Principal loss is possible. The Fund is not actively managed. The Fund’s investments will be concentrated in housing and real estate-related industries. Investments in real estate companies and the construction and housing industry involve unique risks. Real estate companies, including REITs, may have limited financial resources, may trade less frequently and in limited volume, and may be more volatile than other securities. Many factors may affect real estate values, including the availability of mortgages and changes in interest rates. Real estate companies are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. The construction and housing industry can be significantly affected by the real estate markets. Compared to large cap companies, small and mid- capitalizations companies may be less stable, and their securities may be more volatile and less liquid. As with all ETFs, Shares may be bought and sold in the secondary market at market prices and are not individually redeemed from the Fund. Brokerage commissions will reduce returns. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility.

Short term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns.

The S&P 500® Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

The S&P Mid-Cap 400® Index, also known as the S&P 400 Index, is a broad-based unmanaged index of approximately 400 mid-capitalization stocks which is widely recognized as representative of the mid-cap segment of the U.S. equity market.

[1]	U.S. Bureau of Labor Statistics, Consumer Price Index for All Urban Consumers: All Items in U.S. City Average. August 2023. (Release Date: September 13, 2023). Consumer Price Index for All Urban Consumers: All Items is a price index of a basket of goods and services paid by urban consumers. Percent changes in the price index measure the inflation rate between any two time periods. The most common inflation metric is the percent change from one year ago.

[2]	U.S. Bureau of Economic Analysis, Real Gross Domestic Product. Second Quarter, 2023. (Release Date: August 30, 2023). Real gross domestic product is the inflation adjusted value of the goods and services produced by labor and property located in the United States.

[3]	Freddie Mac, 30-Year Fixed Rate Mortgage Average in the United States. Retrieved on October 11, 2023.

[4]	National Association of Realtors, Existing Home Sales. August 2023. (Release Date: September 21, 2023) The National Association of Realtors monthly housing indicators are based on a representative sample of local boards and multiple listing services. Sales volume, inventory, and price levels for existing homes are measured for the US in aggregate and by census region. Existing homes, unlike new homes, are homes that are owned and occupied before coming onto the market.

Hoya Capital ETFs

Letters to Shareholders
(Unaudited) (Continued)

5 S&P Dow Jones Indices LLC, S&P/Case-Shiller U.S. National Home Price Index. July 2023. (Release Date: September 26, 2023). The Case-Shiller Index, formally known as the S&P CoreLogic Case-Shiller U.S. National Home Price Index, is an economic indicator that measures the change in value of U.S. single-family homes on a monthly basis.

[6]	U.S. Census Bureau, Household Estimates. Second Quarter 2023. (Release Date: August 2, 2023).

[7]	U.S. Census Bureau, “Net Migration Between the United States and Abroad in 2022 Reaches Highest Level Since 2017” (Release date: December 22, 2022).

[8]	U.S. Centers for Disease Control and Prevention, “Births Rose for the First Time in Seven Years in 2021” (Release date: May 24, 2022).

[9]	U.S. Census Bureau and U.S. Department of Housing and Urban Development, New Privately-Owned Housing Units Started:. August 2023. (Release Date: September 19, 2023). As provided by the Census, start occurs when excavation begins for the footings or foundation of a building.

[10]	National Association of Realtors, Existing Home Sales. August 2023. (Release Date: September 21, 2023) The National Association of Realtors monthly housing indicators are based on a representative sample of local boards and multiple listing services. Sales volume, inventory, and price levels for existing homes are measured for the US in aggregate and by census region. Existing homes, unlike new homes, are homes that are owned and occupied before coming onto the market.

[11]	U.S. Board of Governors of the Federal Reserve System, Delinquency Rate on Single-Family Residential Mortgages. Second Quarter, 2023. (Release Date: August 21, 2023)

[12]	Lowest expense ratio out of 7 US-registered ETFs in the ETFdb Homebuilders ETF Segment as of 8/31/2023. Expense ratio data for other ETFs were obtained from the funds’ prospectuses, data pulled as of 8/31/2023. ETFs in the same ETFdb segment may track different indexes, have differences in holdings, and show different performance.

Past performance does not guarantee future results.

The Hoya Capital Housing 100TM Index is a rules-based index composed of the 100 companies that collectively represent the performance of the US Housing Industry. The index is designed to track total annual spending on housing and housing-related services across the United States. The Index is divided into four US Housing Industry Business Segments, weighted based on their relative contribution to GDP: 1) Home Ownership and Rental Operators; 2) Home Building and Construction; 3) Home Improvement and Furnishings; 4) Home Financing, Technology & Services.

Diversification does not assure a profit or protect against loss in a declining market.

Hoya Capital Real Estate, LLC is the advisor to HOMZ which is distributed by Quasar Distributors, LLC.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments in the report for a complete list of fund holdings.

Hoya Capital ETFs

Letters to Shareholders
(Unaudited) (Continued)

Dear Shareholders,

On behalf of the entire Hoya Capital Real Estate team, we want to express our gratitude for the confidence you have placed in the Hoya Capital High Dividend Yield (“RIET” or the “Fund”). The following information pertains to the period from March 1, 2023 through August 31, 2023 (the “Current Fiscal Period”).

RIET offers diversified exposure to select high-dividend yielding securities across the U.S. real estate sector. The Fund seeks to track the performance, before fees and expenses, of the Hoya Capital High Dividend Yield Index (“the Index”), a rules-based index that is designed to provide diversified exposure to 100 U.S. exchange-listed common and preferred securities that collectively provide income through high dividend yields.

As of the end of the Current Fiscal Period, the Distribution Yield on RIET was 9.67% and the 30 Day SEC Yield was 9.34%. RIET has paid a monthly distribution in each month since inception.

The multi-factor selection process incorporates a quality screen to identify companies with lower leverage profiles and begins with the selection of “Dividend Champions.” Securities are then selected based principally on dividend yield across 14 property sectors and 3 market capitalization tiers. Real estate securities include exchange-listed common stocks, exchange-listed preferred stocks and other exchange-listed equity securities issued by U.S. real estate companies, including real estate investment trusts (“REITs”) and similar REIT-like entities.

During this Current Fiscal Period, the market value and net asset value (“NAV”) for RIET generated a cumulative total return of -1.15% and -1.13%, respectively, compared to a return of -0.76% on the Dow Jones U.S. Real Estate Index (the “Benchmark”). The Hoya Capital High Dividend Yield Index (the “Index”) returned -0.86% during the Current Fiscal Period. Meanwhile, outstanding shares ended the Current Fiscal Period at 4,000,000.

Following a historic surge of inflation in the prior year which rippled across global economies and financial markets, disinflation became a prevailing macroeconomic theme of this Current Fiscal Period, a six-month period that saw an encouraging moderation in price pressures concurrent with a decline in global energy prices and a continuation of the Federal Reserve’s historically aggressive monetary tightening course. The U.S. Consumer Price Index – which surged to a four-decade high of 8.9% in June 2022 – moderated to 3.7% by the end of the period.1

While the worst of the inflationary headwinds appear to have subsided, there remains lingering uncertainty over whether the inflation rate will ultimately return to the Federal Reserve’s 2% policy objective, or whether we’ve entered a new “higher for

Hoya Capital ETFs

Letters to Shareholders
(Unaudited) (Continued)

longer” macroeconomic regime characterized by elevated sustained levels of inflation and interest rates. Central banks ceded little ground in their battle against inflation during the period, with the U.S. Federal Reserve hiking benchmark lending rates another three times to the highest level in two decades.

Despite the increasingly restrictive monetary conditions and a drumbeat of recession forecasts, the broader U.S. economy exhibited surprising resilience during the period, recording Real GDP growth of 2.2% in the first-half of 2023.2 That said, pockets of weakness and “rolling recessions” became visible across several industry groups, particularly those directly impacted by tighter financial conditions. Tremors of instability emerged early in the period as higher rates triggered a sudden collapse of three major financial institutions, but contagion was contained following emergency regulatory intervention. Geopolitical uncertainties persisted throughout the period as well.

Relative to the broader economy, U.S. residential and commercial real estate market continued to experience some of the most direct and immediate impacts from the Federal Reserve’s rate hiking cycle. While property-level fundamentals and rental rate trends remained sturdy across essentially all major property sectors besides the office sector, higher financing costs and tighter credit conditions resulted in negative appreciation in valuations of commercial real estate assets across most major property sectors, and also resulted in a substantial slowdown in transactions activity, and a moderation in new development activity.

During the Current Fiscal Period, the Large-Cap REITs and the Mid-Cap REITs category were the leading upside contributors to the Fund’s performance. The comparative advantage of publicly-traded REITs relative to smaller private real estate companies became a factor given the tighter credit conditions and rising interest rates, as many publicly-traded REITs are able to finance operations using longer-term unsecured debt, while smaller private real estate firms tend to rely more heavily on shorter-maturity mortgage debt.

Across all three REIT market capitalization tiers The Data Center property sector was a notable upside standout, benefiting from improved pricing power driven by artificial intelligence-related (“AI”) demand, which clashed with a confluence of supply bottlenecks - power shortages, ecopolitics, and NIMBYism - to create a more favorable dynamic and swung the pendulum of pricing power towards existing data center property owners.

The Commercial Financing property sector was also an upside standout during the period, rebounding from early-period declines in the wake of the Silicon Valley Bank failure. Aside from the troubled office sector, delinquency rates remained contained during the period – and notably declined for retail and hotel loans - while the limited

Hoya Capital ETFs

Letters to Shareholders
(Unaudited) (Continued)

pockets of distress have generally resulted in minimal realized losses. Per Fitch Ratings, the U.S. CMBS delinquency rate increased to 1.99% in August – up modestly from the 1.82% rate at the start of 2023.3

The Retail property sector was also an upside standout during the period. The combination of near-zero new development and positive net store openings since 2021 has driven occupancy rates to record-highs for many U.S. REITs, particularly those focused on “big box” and grocery-anchored shopping centers. While we saw a flurry of high-profile retail bankruptcies during the period - including Bed Bath & Beyond – most REITs reported that store openings have continued to outpace store closings, buoyed by relatively robust consumer spending.

The leading detractor during the Current Fiscal Period was the Small-Cap REITs category, which was negatively affected by the sharp the rise in long-term interest rates and the broader slowdown in economic growth given that smaller market capitalization REITs tend to operate with a higher-degree of financial and operational leverage compared to their larger peers. The rise in interest rates and a slower pace of real estate transactions activity particularly affected several Small-Cap REITs that utilize a higher degree of shorter-term financing and several REITs that were in the midst of a shift in business strategy that were reliant on asset dispositions.

Across all three REIT market capitalization tiers, the Office sector was the notable laggard during the Current Fiscal Period, as the post-pandemic “return to the office” was more muted than anticipated, while tight labor market conditions and generally high-levels of employee satisfaction with hybrid or remote work arrangements have prevented employers from mandating in-person attendance. While 70 REITs have raised their dividend this year, roughly two dozen REITs have reduced their dividend, with office REITs responsible for nearly half of this total.

The Storage property sector has also been a notable laggard this year amid a post-pandemic demand normalization and pressure from elevated supply growth. Storage demand is driven largely by housing activity – specifically home sales and rental market turnover. Rental market turnover remains near historic-lows while home sales also remained near decade-lows. Also of note, REITs that are viewed as some of the better “inflation hedges” – including casino, billboard, and several net lease REITs – have underperformed this year as inflation expectations have eased.

We continue to see a compelling long-term investment case for RIET, particularly for investors seeking diversified exposure to real, income-producing assets in the United States which provide the potential for reliable monthly income and inflation-hedging in an otherwise uncertain macroeconomic and geopolitical environment.

Hoya Capital ETFs

Letters to Shareholders
(Unaudited) (Continued)

Further, the diligently researched rules-driven selection process of the RIET Index reflects an “income-first” objective and is grounded in the core principals of balanced diversification and limited single-stock risk, which we believe provides both innovative and optimized exposure to high income-producing securities in a simple, accessible, and cost-effective package.

Thank you once again and we look forward to keeping you well informed.

Sincerely,
Alex Pettee, CFA
President & Director of Research and ETFs
Hoya Capital Real Estate, Adviser to the Fund

Must be preceded or accompanied by a prospectus.

Investing involves risks. Principal loss is possible. The fund is passively managed and attempts to mirror the composition and performance of the Hoya Capital High Dividend Yield Index. The Fund’s returns may not match due to expenses incurred by the Fund or lack of precise correlation with the index and may at times not hold or be fully invested in the same securities as the index. The Fund’s investments will be concentrated in real estate-related industries. Investments in real estate companies involve unique risks. Real estate companies, including REITs, may have limited financial resources, may trade less frequently and in limited volume, and may be more volatile than other securities. Many factors may affect real estate values, including the availability of mortgages and changes in interest rates. Real estate companies are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. Preferred stocks may decline in price, fail to pay dividends, or be illiquid. Compared to large cap companies, small and mid-capitalizations companies may be less stable and their securities may be more volatile and less liquid. The Fund is new with no track record to evaluate. The fund seeks to maintain relatively consistent monthly distributions; however, because the amount of income earned by the Fund varies from month-to-month, the Fund’s distributions may be more or less than the actual amount of income earned in that period and may include income, return of capital, and capital gains. Distributions for funds investing in real estate investment trusts (REITs) may later be characterized as capital gains and/or a return of capital, depending on the character of the dividends reported to each fund after year-end by REITs held by a fund. The final tax treatment of these distributions will be reported to shareholders after the close of each fiscal year on form 1099-DIV.

Short term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns.

The Dow Jones US Real Estate Index is designed to track the performance of real estate investment trusts (REIT) and other companies that invest directly or indirectly in real estate through development, management, or ownership, including property agencies.

[1]	U.S. Bureau of Labor Statistics, Consumer Price Index for All Urban Consumers: All Items in U.S. City Average. August 2023. (Release Date: September 13, 2023). Consumer Price Index for All Urban Consumers: All Items is a price index of a basket of goods and services paid by urban consumers. Percent changes in the price index measure the inflation rate between any two time periods. The most common inflation metric is the percent change from one year ago.

Hoya Capital ETFs

Letters to Shareholders
(Unaudited) (Continued)

[2]	U.S. Bureau of Economic Analysis, Real Gross Domestic Product. Second Quarter, 2023. (Release Date: August 30, 2023). Real gross domestic product is the inflation adjusted value of the goods and services produced by labor and property located in the United States.

[3]	Fitch Ratings. CMBS Delinquency Rates. August 2023. (Release Date: September 13, 2023).

Past performance does not guarantee future results.

The Hoya Capital High Dividend Yield Index seeks to provide diversified exposure to 100 of the highest dividend yielding real estate securities in the United States, utilizing a rules-based methodology to select U.S. exchange-listed real estate securities that collectively provide income through high dividend yields. Securities are selected to the Index through a multi-factor, tier-weighted process that selects components based principally on dividend yield, subject to diversification requirements across property sectors and market capitalizations, and subject to minimum liquidity requirements. Real estate securities include exchange-listed common stocks, exchange-listed preferred stocks and other exchange-listed equity securities issued by U.S. real estate companies, including real estate investment trusts (REITs) and similar REIT-like entities.

Diversification does not assure a profit or protect against loss in a declining market.

Hoya Capital Real Estate, LLC is the advisor to RIET which is distributed by Quasar Distributors, LLC.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments in the report for a complete list of fund holdings.

Hoya Capital ETFs

Portfolio Allocations

As of August 31, 2023 (Unaudited)

Hoya Capital Housing ETF
Sector	Percentage of Net Assets
Residential REITs & Real Estate Operators (a)	27.2%
Home Building Products & Materials	15.8
Home Furnishings & Home Goods	15.7
Homebuilders	15.4
Mortgage Lenders & Servicers	10.8
Home Improvement Retailers	6.0
Property, Title & Mortgage Insurance	5.1
Real Estate Technology, Brokerage & Services	3.6
Short-Term Investments	0.3
Other Assets in Excess of Liabilities	0.1
TOTAL	100.0%

Hoya Capital High Dividend Yield ETF
Sector	Percentage of Net Assets
Mid-Cap REITs (b)	31.9%
Small-Cap REITs (b)	28.7
Large-Cap REITs	14.3
Dividend Champions	14.0
Preferreds Issued by U.S. REITs	9.9
Short-Term Investments	1.0
Other Assets in Excess of Liabilities	0.2
TOTAL	100.0%

(a)

The Fund’s Index, and consequently the Fund, is expected to concentrate its investments in the U.S. residential housing industry. The value of the Fund’s shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries. See Note 7 in Notes to Financial Statements.

(b)

The Fund’s Index, and consequently the Fund, is expected to concentrate its investments in real estate-related industries. The value of the Fund’s shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries. See Note 7 in Notes to Financial Statements.

Hoya Capital Housing ETF

Schedule of Investments

August 31, 2023 (Unaudited)

Shares	Security Description	Value
	COMMON STOCKS — 99.6%
	Home Building Products & Materials — 15.8%
3,690	A.O. Smith Corporation	$267,525
3,728	Beacon Roofing Supply, Inc. (a)	297,681
2,147	Builders FirstSource, Inc. (a)	311,401
5,928	Carrier Global Corporation	340,564
882	Cavco Industries, Inc. (a)	246,537
3,795	Century Communities, Inc.	281,779
1,485	Eagle Materials, Inc.	281,140
2,280	Installed Building Products, Inc.	329,984
7,658	Leggett & Platt, Inc.	215,956
894	Lennox International, Inc.	336,868
2,125	LGI Homes, Inc. (a)	261,588
4,191	Louisiana-Pacific Corporation	261,854
4,869	Masco Corporation	287,320
2,262	Owens Corning	325,524
5,368	PotlatchDeltic Corporation	253,692
2,010	Simpson Manufacturing Company, Inc.	321,118
3,745	Skyline Champion Corporation (a)	266,906
1,192	TopBuild Corporation (a)	345,775
761	Watsco, Inc.	277,422
8,563	Weyerhaeuser Company	280,438
		5,791,072
	Home Furnishings & Home Goods — 15.7%
2,175	Amazon.com, Inc. (a)	300,172
4,703	American Woodmark Corporation (a)	365,282
10,767	AZEK Company, Inc. (a)	366,186
526	Costco Wholesale Corporation	288,921
2,817	Floor & Decor Holdings, Inc. - Class A (a)	280,855
9,428	La-Z-Boy, Inc.	290,854
23,773	Masterbrand, Inc. (a)	304,532
2,697	Mohawk Industries, Inc. (a)	273,449
1,903	PPG Industries, Inc.	269,769
977	RH (a)	356,791
1,110	Sherwin-Williams Company	301,609
13,498	Sleep Number Corporation (a)	345,279
6,816	Tempur Sealy International, Inc.	318,443
4,715	Trex Company, Inc. (a)	336,509

The accompanying notes are an integral part of these financial statements.

Hoya Capital Housing ETF

Schedule OF INVESTMENTS
August 31, 2023 (Unaudited) (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.6% (Continued)
	Home Furnishings & Home Goods — 15.7% (Continued)
1,720	Walmart, Inc.	$279,689
7,242	Wayfair, Inc. - Class A (a)	500,495
1,913	Whirlpool Corporation	267,743
2,223	Williams-Sonoma, Inc.	313,888
		5,760,466
	Home Improvement Retailers — 6.0%
3,364	Home Depot, Inc.	1,111,129
4,809	Lowe’s Companies, Inc.	1,108,378
		2,219,507
	Homebuilders — 15.4%
4,600	DR Horton, Inc.	547,492
11,231	KB Home	570,535
4,538	Lennar Corporation - Class A	540,430
12,156	MDC Holdings, Inc.	576,802
4,172	Meritage Homes Corporation	580,075
88	NVR, Inc. (a)	561,205
7,446	PulteGroup, Inc.	611,019
11,438	Taylor Morrison Home Corporation (a)	542,161
7,523	Toll Brothers, Inc.	616,359
16,967	Tri Pointe Homes, Inc. (a)	527,674
		5,673,752
	Mortgage Lenders & Servicers — 10.8%
24,535	AGNC Investment Corporation	243,142
11,951	Annaly Capital Management, Inc.	242,247
17,809	Arbor Realty Trust, Inc.	284,232
7,745	Bank of America Corporation	222,049
45,623	Chimera Investment Corporation	276,019
8,081	Citizens Financial Group, Inc.	227,319
1,608	JPMorgan Chase & Company	235,299
18,809	PennyMac Mortgage Investment Trust	252,229
1,810	PNC Financial Services Group, Inc.	218,521
27,068	Rithm Capital Corporation	279,071
27,758	Rocket Companies, Inc. - Class A (a)	296,455
12,609	Starwood Property Trust, Inc.	257,602
7,159	Truist Financial Corporation	218,707
18,090	Two Harbors Investment Corporation	249,099
44,504	UWM Holdings Corporation	265,244

The accompanying notes are an integral part of these financial statements.

Hoya Capital Housing ETF

Schedule OF INVESTMENTS
August 31, 2023 (Unaudited) (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.6% (Continued)
	Mortgage Lenders & Servicers — 10.8% (Continued)
5,325	Wells Fargo & Company	$219,869
		3,987,104
	Property, Title & Mortgage Insurance — 5.1%
1,919	Allstate Corporation	206,887
6,319	Fidelity National Financial, Inc.	261,607
3,998	First American Financial Corporation	246,597
14,606	MGIC Investment Corporation	256,773
8,772	Old Republic International Corporation	239,914
1,655	Progressive Corporation	220,893
8,612	Radian Group, Inc.	233,213
1,237	Travelers Companies, Inc.	199,442
		1,865,326
	Real Estate Technology, Brokerage & Services — 3.6%
35,793	Anywhere Real Estate, Inc. (a)	234,802
2,767	CoStar Group, Inc. (a)	226,866
78,001	Matterport, Inc. (a)	209,043
11,539	RE/MAX Holdings, Inc. - Class A	186,932
22,184	Redfin Corporation (a)	211,192
4,814	Zillow Group, Inc. - Class C (a)	251,098
		1,319,933
	Residential REITs & Real Estate Operators — 27.2% (b)
14,771	American Homes 4 Rent - Class A	532,347
14,148	Apartment Income REIT Corporation	481,881
2,846	AvalonBay Communities, Inc.	523,152
4,721	Camden Property Trust	508,074
10,984	CubeSmart	458,143
7,748	Equity LifeStyle Properties, Inc.	518,806
8,212	Equity Residential	532,384
2,351	Essex Property Trust, Inc.	560,455
3,343	Extra Space Storage, Inc.	430,177
29,321	Independence Realty Trust, Inc.	493,472
14,865	Invitation Homes, Inc.	506,748
3,380	Mid-America Apartment Communities, Inc.	490,877
12,019	NexPoint Residential Trust, Inc.	451,313
1,728	Public Storage	477,585
3,856	Sun Communities, Inc.	472,052

The accompanying notes are an integral part of these financial statements.

Hoya Capital Housing ETF

Schedule OF INVESTMENTS
August 31, 2023 (Unaudited) (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.6% (Continued)
	Residential REITs & Real Estate Operators — 27.2% (b) (Continued)
62,060	Tricon Residential, Inc.	$526,269
12,415	UDR, Inc.	495,358
32,130	UMH Properties, Inc.	480,344
11,424	Ventas, Inc.	499,000
6,596	Welltower, Inc.	546,676
		9,985,113
	TOTAL COMMON STOCKS (Cost $36,756,575)	36,602,273

	SHORT-TERM INVESTMENTS — 0.3%
104,213	First American Government Obligations Fund - Class X, 5.25% (c)	104,213
	TOTAL SHORT-TERM INVESTMENTS (Cost $104,213)	104,213
	TOTAL INVESTMENTS — 99.9% (Cost $36,860,788)	36,706,486
	Other Assets in Excess of Liabilities — 0.1%	29,388
	NET ASSETS — 100.0%	$36,735,874

Percentages are stated as a percent of net assets.

The Fund’s security classifications are defined by the Fund’s Adviser.

(a)	Non-income producing security.
(b)

The Fund’s Index, and consequently the Fund, is expected to concentrate its investments in the U.S. residential housing industry. The value of the Fund’s shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries. See Note 7 in Notes to the Financial Statements.

(c)	Rate shown is the annualized seven-day yield as of August 31, 2023.

REIT - Real Estate Investment Trust.

The accompanying notes are an integral part of these financial statements.

Hoya Capital High Dividend Yield ETF

Schedule of Investments

August 31, 2023 (Unaudited)

Shares	Security Description	Value
	COMMON STOCKS — 88.9%
	Dividend Champions — 14.0%
38,299	Apple Hospitality REIT, Inc.	$575,251
11,535	Boston Properties, Inc.	770,192
5,019	Crown Castle, Inc.	504,409
6,464	Digital Realty Trust, Inc.	851,438
3,797	Extra Space Storage, Inc.	488,598
11,837	Gaming and Leisure Properties, Inc.	561,074
29,952	Healthcare Realty Trust, Inc.	524,759
13,154	NNN REIT, Inc.	518,136
5,448	Simon Property Group, Inc.	618,294
8,219	WP Carey, Inc.	534,646
		5,946,797
	Large-Cap REITs — 14.3%
63,068	AGNC Investment Corporation	625,004
30,699	Annaly Capital Management, Inc.	622,269
13,406	EPR Properties	600,321
28,488	Healthpeak Properties, Inc.	586,283
71,004	Medical Properties Trust, Inc.	512,649
19,647	Omega Healthcare Investors, Inc.	625,167
40,875	Physicians Realty Trust	568,571
69,614	Rithm Capital Corporation	717,720
14,336	Spirit Realty Capital, Inc.	553,513
32,425	Starwood Property Trust, Inc.	662,443
		6,073,940
	Mid-Cap REITs — 30.8% (a)
44,537	Apollo Commercial Real Estate Finance, Inc.	486,344
36,615	Arbor Realty Trust, Inc.	584,375
94,458	ARMOUR Residential REIT, Inc.	463,789
24,750	Blackstone Mortgage Trust, Inc.	544,995
28,812	Broadstone Net Lease, Inc.	465,890
93,841	Chimera Investment Corporation	567,738
42,953	Claros Mortgage Trust, Inc.	489,235
33,237	Easterly Government Properties, Inc.	444,379
47,767	Global Net Lease, Inc.	542,155
21,806	Highwoods Properties, Inc.	519,637
6,572	Innovative Industrial Properties, Inc.	573,604

The accompanying notes are an integral part of these financial statements.

Hoya Capital High Dividend Yield ETF

Schedule OF INVESTMENTS
August 31, 2023 (Unaudited) (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 88.9% (Continued)
	Mid-Cap REITs — 30.8% (a) (Continued)
16,542	Kilroy Realty Corporation	$611,227
46,921	Ladder Capital Corporation	514,254
14,175	LTC Properties, Inc.	465,790
48,085	Macerich Company	562,114
42,251	MFA Financial, Inc.	463,071
46,271	New York Mortgage Trust, Inc.	440,500
31,921	Outfront Media, Inc.	362,303
38,668	PennyMac Mortgage Investment Trust	518,538
41,785	Ready Capital Corporation	456,292
41,681	Sabra Health Care REIT, Inc.	522,263
55,682	Service Properties Trust	459,933
20,095	SL Green Realty Corporation	788,930
37,219	Two Harbors Investment Corporation	512,506
128,639	Uniti Group, Inc.	690,791
		13,050,653
	Small-Cap REITs — 29.8%
38,891	AFC Gamma, Inc.	515,695
2,738	Alexander’s, Inc.	525,011
28,096	Alpine Income Property Trust, Inc.	488,589
49,301	Ares Commercial Real Estate Corporation	510,265
40,443	Armada Hoffler Properties, Inc.	460,646
120,327	Brandywine Realty Trust	601,635
76,134	BrightSpire Capital, Inc.	529,893
91,361	Cherry Hill Mortgage Investment Corporation	359,962
96,676	City Office REIT, Inc.	487,247
28,034	CTO Realty Growth, Inc.	493,959
41,363	Dynex Capital, Inc.	536,064
35,202	Ellington Financial, Inc.	470,651
33,772	Franklin BSP Realty Trust, Inc.	477,536
39,654	Gladstone Commercial Corporation	521,450
53,081	Global Medical REIT, Inc.	513,824
92,887	Granite Point Mortgage Trust, Inc.	496,017
96,262	Hudson Pacific Properties, Inc.	655,544
44,219	Invesco Mortgage Capital, Inc.	497,464
39,906	KKR Real Estate Finance Trust, Inc.	499,224
66,518	Office Properties Income Trust	492,233
22,510	One Liberty Properties, Inc.	442,322

The accompanying notes are an integral part of these financial statements.

Hoya Capital High Dividend Yield ETF

Schedule OF INVESTMENTS
August 31, 2023 (Unaudited) (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 88.9% (Continued)
	Small-Cap REITs — 29.8% (Continued)
45,226	Orchid Island Capital, Inc.	$433,717
68,972	Piedmont Office Realty Trust, Inc. - Class A	473,838
76,019	Redwood Trust, Inc.	608,912
74,228	TPG RE Finance Trust, Inc.	558,195
		12,649,893
	TOTAL COMMON STOCKS (Cost $42,747,255)	37,721,283

	PREFERRED STOCKS — 9.9%
	Preferreds Issued by U.S. REITs — 9.9%
	AGNC Investment Corporation
4,929	Series C, 10.681% (3 mo. LIBOR US + 5.111%), Perpetual	127,365
	Annaly Capital Management, Inc.
4,956	Series F, 10.531% (3 mo. LIBOR US + 4.993%), Perpetual	126,725
5,217	Series G, 9.710% (3 mo. LIBOR US + 4.172%), Perpetual	131,677
7,066	Arbor Realty Trust, Inc.
	Series D, 6.375%, Perpetual	134,254
	ARMOUR Residential REIT, Inc.
6,469	Series C, 7.000%, Perpetual	135,784
	Chimera Investment Corporation
6,437	Series B, 8.000%, Perpetual (b)	137,752
6,898	Series C, 7.750%, Perpetual (b)	138,788
6,458	Series D, 8.000%, Perpetual (b)	138,782
	DiamondRock Hospitality Co.
4,903	8.250%, Perpetual	126,449
	Global Net Lease, Inc.
6,440	Series A, 7.250%, Perpetual	138,074
	Hersha Hospitality Trust
6,469	Series D, 6.500%, Perpetual	160,819
15,728	Hudson Pacific Properties, Inc.
	Series C, 4.750%, Perpetual	189,365
	Invesco Mortgage Capital, Inc.
6,340	Series C, 7.500%, Perpetual (b)	131,872
	KKR Real Estate Finance Trust, Inc.
7,342	Series A, 6.500%, Perpetual	147,060

The accompanying notes are an integral part of these financial statements.

Hoya Capital High Dividend Yield ETF

Schedule OF INVESTMENTS
August 31, 2023 (Unaudited) (Continued)

Shares	Security Description	Value
	PREFERRED STOCKS — 9.9% (Continued)
	Preferreds Issued by U.S. REITs — 9.9% (Continued)
	MFA Financial, Inc.
7,023	Series C, 6.500%, Perpetual (b)	$138,353
	Necessity Retail REIT, Inc.
6,285	Series A, 7.500%, Perpetual	127,209
	New York Mortgage Trust, Inc.
6,530	Series D, 8.000%, Perpetual (b)	135,367
6,148	Series E, 7.875%, Perpetual (b)	141,957
	PennyMac Mortgage Investment Trust
5,602	Series B, 8.000%, Perpetual (e)	123,748
6,956	Series C, 6.750%, Perpetual	127,156
	Rithm Capital Corporation
6,192	Series B, 7.125%, Perpetual (b)	137,153
6,967	Series C, 6.375%, Perpetual (b)	144,287
6,407	Series D, 7.000%, Perpetual (b)	140,570
	RLJ Lodging Trust
5,293	Series A, 1.950%, Perpetual (c)	127,720
	SL Green Realty Corporation
8,068	Series I, 6.500%, Perpetual	150,307
	Summit Hotel Properties, Inc.
6,950	Series E, 6.250%, Perpetual	141,294
	Two Harbors Investment Corporation
6,351	Series B, 7.625%, Perpetual (b)	127,845
6,337	Series C, 7.250%, Perpetual (b)	126,867
	Vornado Realty Trust
10,814	Series M, 5.250%, Perpetual	166,103
10,679	Series N, 5.250%, Perpetual	159,971
	TOTAL PREFERRED STOCKS (Cost $4,005,437)	4,180,673

The accompanying notes are an integral part of these financial statements.

Hoya Capital High Dividend Yield ETF

Schedule OF INVESTMENTS
August 31, 2023 (Unaudited) (Continued)

Shares	Security Description	Value
	SHORT-TERM INVESTMENTS — 1.0%
442,089	First American Government Obligations Fund - Class X, 5.25% (d)	$442,089
	TOTAL SHORT-TERM INVESTMENTS (Cost $442,089)	442,089
	TOTAL INVESTMENTS — 99.8% (Cost $47,194,781)	42,344,045
	Other Assets in Excess of Liabilities — 0.2%	86,386
	NET ASSETS — 100.0%	$42,430,431

Percentages are stated as a percent of net assets.

The Fund’s security classifications are defined by the Fund’s Adviser.

(a)

The Fund’s Index, and consequently the Fund, is expected to concentrate its investments in real estate-related industries. The value of the Fund’s shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries. See Note 7 in Notes to the Financial Statements.

(b)	Variable security based on a reference index and spread. Certain securities are fixed to variable and currently in the fixed phase. Rate disclosed is the rate in effect as of August 31, 2023.
(c)	Convertible security.
(d)	Rate shown is the annualized seven-day yield as of August 31, 2023.
(e)	Variable rate security. Rate disclosed is the rate in effect as of August 31, 2023.

REIT - Real Estate Investment Trust

LIBOR - London Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.

Hoya Capital ETFs

Statements of Assets and Liabilities

August 31, 2023 (Unaudited)

	Hoya Capital Housing ETF	Hoya Capital High Dividend Yield ETF
ASSETS
Investments in securities, at value *	$36,706,486	$42,344,045
Dividends and interest receivable	38,716	101,347
Receivable for capital shares sold	—	106,159
Total assets	36,745,202	42,551,551

LIABILITIES
Management fees payable	9,328	17,335
Payable for securities purchased	—	103,785
Total liabilities	9,328	121,120

NET ASSETS	$36,735,874	$42,430,431

Net Assets Consist of:
Paid-in capital	$38,615,152	$49,692,990
Total distributable earnings (accumulated deficit)	(1,879,278)	(7,262,559)
Net assets	$36,735,874	$42,430,431

Net Asset Value:
Net assets	$36,735,874	$42,430,431
Shares outstanding^	950,000	4,000,000
Net asset value, offering and redemption price per share	$38.67	$10.61
*Identified cost:
Investments in securities	$36,860,788	$47,194,781

^	No par value, unlimited number of shares authorized.

The accompanying notes are an integral part of these financial statements.

Hoya Capital ETFs

Statements of Operations

For the Six-Months Ended August 31, 2023 (Unaudited)

	Hoya Capital Housing ETF	Hoya Capital High Dividend Yield ETF
INCOME
Dividends*	$497,633	$1,786,553
Interest	1,783	8,977
Total investment income	499,416	1,795,530

EXPENSES
Management fees	52,747	88,320
Total expenses	52,747	88,320

Net investment income (loss)	446,669	1,707,210

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	(793,792)	(1,590,457)
In-kind redemptions	84,227	33,577
Change in unrealized appreciation (depreciation) on:
Investments	4,027,342	281,461
Net realized and unrealized gain (loss) on investments	3,317,777	(1,275,419)
Net increase (decrease) in net assets resulting from operations	$3,764,446	$431,791

* Net of foreign withholding taxes	$1,645	$—

The accompanying notes are an integral part of these financial statements.

Hoya Capital Housing ETF

Statements of Changes in Net Assets

	Six-Months Ended August 31, 2023 (Unaudited)	Year Ended February 28, 2023
OPERATIONS
Net investment income (loss)	$446,669	$743,084
Net realized gain (loss) on investments	(709,565)	1,806,556
Change in unrealized appreciation (depreciation) on investments	4,027,342	(8,378,933)
Net increase (decrease) in net assets resulting from operations	3,764,446	(5,829,293)

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(389,813)	(743,084)
Tax return of capital to shareholders	—	(119,159)
Total distributions to shareholders	(389,813)	(862,243)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	—	904,010
Payments for shares redeemed	(1,707,718)	(22,566,270)
Net increase (decrease) in net assets derived from capital share transactions (a)	(1,707,718)	(21,662,260)
Net increase (decrease) in net assets	$1,666,915	$(28,353,796)

NET ASSETS
Beginning of period/year	$35,068,959	$63,422,755
End of period/year	$36,735,874	$35,068,959

(a)	A summary of capital share transactions is as follows:

	Shares	Shares
Subscriptions	—	25,000
Redemptions	(50,000)	(625,000)
Net increase (decrease)	(50,000)	(600,000)

The accompanying notes are an integral part of these financial statements.

Hoya Capital High Dividend Yield ETF

StatementS of Changes in Net Assets

	Six-Months Ended August 31, 2023 (Unaudited)	Year Ended February 28, 2023
OPERATIONS
Net investment income (loss)	$1,707,210	$1,272,217
Net realized gain (loss) on investments	(1,556,880)	(531,742)
Change in unrealized appreciation (depreciation) on investments	281,461	(4,039,439)
Net increase (decrease) in net assets resulting from operations	431,791	(3,298,964)

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(1,761,300)	(1,272,217)
Tax return of capital to shareholders	—	(803,578)
Total distributions to shareholders	(1,761,300)	(2,075,795)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	11,777,696	16,741,663
Payments for shares redeemed	(402,710)	(802,450)
Net increase (decrease) in net assets derived from capital share transactions (a)	11,374,986	15,939,213
Net increase (decrease) in net assets	$10,045,477	$10,564,454

NET ASSETS
Beginning of period/year	$32,384,954	$21,820,500
End of period/year	$42,430,431	$32,384,954

(a)	A summary of capital share transactions is as follows:

	Shares	Shares
Subscriptions	1,170,000	1,400,000
Redemptions	(40,000)	(60,000)
Net increase (decrease)	1,130,000	1,340,000

The accompanying notes are an integral part of these financial statements.

Hoya Capital Housing ETF

Financial Highlights

For a capital share outstanding throughout the period/year

			Year Ended February 28,			Period Ended February 29, 2020(1)
	Period Ended August 31, 2023 (Unaudited)		2023	2022	2021
Net asset value, beginning of period/year	$35.07		$39.64	$35.07	$26.78	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (2)	0.46		0.63	0.42	0.49	0.43
Net realized and unrealized gain (loss) on investments (8)	3.54		(4.46)	4.71	8.82	1.80
Total from investment operations	4.00		(3.83)	5.13	9.31	2.23

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from:
Net investment income	(0.40)		(0.64)	(0.42)	(0.87)	(0.45)
Net realized gains	—		—	(0.01)	—	—
Tax return of capital to shareholders	—		(0.10)	(0.13)	(0.15)	—
Total distributions to shareholders	(0.40)		(0.74)	(0.56)	(1.02)	(0.45)

CAPITAL SHARE TRANSACTIONS
Transaction fees (Note 6)	—		—	—	—	0.00	(3)
Net asset value, end of period/year	$38.67		$35.07	$39.64	$35.07	$26.78
Total return	11.50	%(5)	-9.62%	14.60%	35.54%	8.88	%(5)

SUPPLEMENTAL DATA:
Net assets at end of period/year (000’s)	$36,736		$35,069	$63,423	$59,625	$11,381

The accompanying notes are an integral part of these financial statements.

Hoya Capital Housing ETF

Financial Highlights
For a capital share outstanding throughout the period/year (Continued)

			Year Ended February 28,				Period Ended February 29, 2020(1)
	Period Ended August 31, 2023 (Unaudited)		2023	2022	2021
RATIOS TO AVERAGE NET ASSETS:
Expenses to average net assets	0.30	%(6)	0.30%	0.30%	0.33	%(4)	0.45	%(6)
Net investment income (loss) to average net assets	2.53	%(6)	1.80%	1.03%	1.67%		1.60	%(6)
Portfolio turnover rate (7)	11	%(5)	18%	13%	19%		11	%(5)

(1)	Commencement of operations on March 19, 2019.
(2)	Calculated based on average shares outstanding during the period.
(3)	Less than $0.005 per share.
(4)	Effective August 1, 2020, the management fee for the Fund was reduced from 0.45% to 0.30%.
(5)	Not annualized.
(6)	Annualized
(7)	Excludes the impact of in-kind transactions.
(8)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

The accompanying notes are an integral part of these financial statements.

Hoya Capital High Dividend Yield ETF

Financial Highlights

For a capital share outstanding throughout the period/year

	Period Ended August 31, 2023 (Unaudited)		Year Ended February 28, 2023		Period Ended February 28, 2022 (1)
Net asset value, beginning of period/year	$11.28		$14.26		$14.92

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (2)	0.50		0.62		0.23
Net realized and unrealized gain (loss) on investments (7)	(0.66)		(2.59)		(0.41)
Total from investment operations	(0.16)		(1.97)		(0.18)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from:
Net investment income	(0.51)		(0.62)		(0.30)
Net realized gains	—		—		(0.01)
Tax return of capital to shareholders	—		(0.39)		(0.17)
Total distributions to shareholders	(0.51)		(1.01)		(0.48)

Net asset value, end of period/year	$10.61		$11.28		$14.26
Total return	-1.13	%(3)	-14.20%		-1.35	%(3)

SUPPLEMENTAL DATA:
Net assets at end of period/year (000’s)	$42,430		$32,385		$21,821

RATIOS TO AVERAGE NET ASSETS:
Expenses to average net assets (before management fees waived)	0.50	%(4)	0.50%		0.50	%(4)
Expenses to average net assets (after management fees waived)	0.50	%(4)	0.36	%(6)	0.25	%(4)
Net investment income (loss) to average net assets (before management fees waived)	9.64	%(4)	4.92%		3.17	%(4)
Net investment income (loss) to average net assets (after management fees waived)	9.64	%(4)	5.06	%(6)	3.42	%(4)
Portfolio turnover rate (5)	17	%(3)	33%		7	%(3)

(1)	Commencement of operations on September 21, 2021.
(2)	Calculated based on average shares outstanding during the period.
(3)	Not annualized.
(4)	Annualized.
(5)	Excludes the impact of in-kind transactions.
(6)	The Fund’s 0.25% management fee waiver expired on September 30, 2022.
(7)

Realized and unrealized gains (losses) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

The accompanying notes are an integral part of these financial statements.

Hoya Capital ETFs

Notes to Financial Statements

August 31, 2023 (Unaudited)

NOTE 1 – ORGANIZATION

Hoya Capital Housing ETF and Hoya Capital High Dividend Yield ETF (individually each a “Fund” or collectively the “Funds”) are each a diversified series of ETF Series Solutions (“ESS” or the “Trust”), an open-end management investment company consisting of multiple investment series, organized as a Delaware statutory trust on February 9, 2012. The Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Funds’ shares is registered under the Securities Act of 1933, as amended (the “Securities Act”). The investment objective of the Hoya Capital Housing ETF is to track the performance, before fees and expenses, of the Hoya Capital Housing 100™ Index (the “Index”). The investment objective of the Hoya Capital High Dividend Yield ETF is to track the performance, before fees and expenses, of the Hoya Capital High Dividend Yield Index (the “Index”). Hoya Capital Housing ETF commenced operations on March 19, 2019 and Hoya Capital High Dividend Yield ETF commenced operations on September 21, 2021.

The end of the reporting period for the Funds is August 31, 2023. The period covered by these Notes to Financial Statements is the six-month period ended August 31, 2023 (the “current fiscal period”).

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services-Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.

Security Valuation. All equity securities, including domestic and foreign common stocks, preferred stocks and exchange traded funds that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market® and the Nasdaq Capital Market® exchanges (collectively, “Nasdaq”) are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded

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NOTES TO FINANCIAL STATEMENTS
August 31, 2023 (Unaudited) (Continued)

security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value.

Investments in mutual funds, including money market funds, are valued at their net asset value (“NAV”) per share.

Securities for which quotations are not readily available are valued at their respective fair values in accordance with pricing procedures adopted by the Fund’s Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board. The use of fair value pricing by the Funds may cause the NAV of their shares to differ significantly from the NAV that would be calculated without regard to such considerations.

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 —	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 —

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that

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NOTES TO FINANCIAL STATEMENTS
August 31, 2023 (Unaudited) (Continued)

are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ investments as of the end of the current fiscal period:

Hoya Capital Housing ETF
Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$36,602,273	$—	$—	$36,602,273
Short-Term Investments	104,213	—	—	104,213
Total Investments in Securities	$36,706,486	$—	$—	$36,706,486

Hoya Capital High Dividend Yield ETF
Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$37,721,283	$—	$—	$37,721,283
Preferred Stocks	4,180,673	—	—	4,180,673
Short-Term Investments	442,089	—	—	442,089
Total Investments in Securities	$42,344,045	$—	$—	$42,344,045

^	See Schedule of Investments for breakout of investments by sector classifications.

During the current fiscal period, the Funds did not recognize any transfers to or from Level 3.

B.

Federal Income Taxes. The Funds’ policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their net investment income and net capital gains to shareholders. Therefore, no federal income tax provision is required. Each Fund plans to file U.S. Federal and applicable state and local tax returns.

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NOTES TO FINANCIAL STATEMENTS
August 31, 2023 (Unaudited) (Continued)

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. During the current fiscal period, the Funds did not incur any interest or penalties.

C.

Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income or separately disclosed, if any, are recorded at the fair value of the security received. Interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Funds’ understanding of the applicable tax rules and regulations.

Distributions received from investments in Real Estate Investment Trusts (“REITs”) may be characterized as ordinary income, net capital gain, or a return of capital. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, the Funds must use estimates in reporting the character of income and distributions received during the current calendar year for financial statement purposes. The actual character of distributions to the Funds’ shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year. Due to the nature of REIT investments, a portion of the distributions received by the Funds’ shareholders may represent a return of capital.

D.

Distributions to Shareholders. Distributions to shareholders from net investment income, if any, are declared and paid monthly by the Funds. Distributions to shareholders from net realized gains on securities are declared and paid by the Funds on, at least, an annual basis. Distributions are recorded on the ex-dividend date.

E.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of

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NOTES TO FINANCIAL STATEMENTS
August 31, 2023 (Unaudited) (Continued)

contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the current fiscal period. Actual results could differ from those estimates.

F.

Share Valuation. The NAV per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of outstanding shares of each Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The offering and redemption price per share of each Fund is equal to each Fund’s NAV per share.

G.

Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

H.

Reclassifications of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share.

These timing differences are primarily due to differing book and tax treatments for in-kind transactions.

For the fiscal year ended February 28, 2023, the following table shows the reclassifications made:

	Distributable Earnings (Accumulated Deficit)	Paid-In Capital
Hoya Capital Housing ETF	$(2,332,686)	$2,332,686
Hoya Capital High Dividend Yield ETF	(232,773)	232,773

During the fiscal year ended February 28, 2023, the Funds realized the following net capital gains resulting from in-kind redemptions, in which shareholders exchanged Fund shares for securities held by the Fund rather

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NOTES TO FINANCIAL STATEMENTS
August 31, 2023 (Unaudited) (Continued)

than for cash. Because such gains are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from distributable earnings (accumulated deficit) to paid-in capital.

Hoya Capital Housing ETF	$2,332,686
Hoya Capital High Dividend Yield ETF	232,773

I.

Subsequent Events. In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no events or transactions that occurred during the period subsequent to the end of the current fiscal period that materially impacted the amounts or disclosures in the Funds’ financial statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Hoya Capital Real Estate, LLC (the “Adviser”), serves as the investment adviser to the Funds. An affiliate of the Adviser, Hoya Capital Index Innovations (the “Index Provider”), serves as index provider to the Funds. Pursuant to an Investment Advisory Agreement (“Advisory Agreement”) between the Trust, on behalf of the Funds, and the Adviser, the Adviser provides investment advice to the Funds and oversees the day-to-day operations of the Funds, subject to the direction and control of the Board and the officers of the Trust. Under the Advisory Agreement, the Adviser is also responsible for arranging, in consultation with Penserra Capital Management, LLC, (the “Sub-Adviser”), transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Funds to operate. Under the Advisory Agreement, the Adviser has agreed to pay all expenses of the Funds, except for: the fee paid to the Adviser pursuant to the Advisory Agreement, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses and distribution (12b-1) fees and expenses. For the services it provides to the Funds, the Funds pay the Adviser a unified management fee, which is calculated daily and paid monthly, at the annual rates of each Fund’s average daily net assets listed below. The Adviser is responsible for paying the Sub-Adviser.

Hoya Capital Housing ETF	0.30%
Hoya Capital High Dividend Yield ETF	0.50%

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or “Administrator”), acts as the Funds’ Administrator and, in that capacity, performs various administrative and accounting services for the Funds. The Administrator prepares various federal and state regulatory filings, reports and returns

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NOTES TO FINANCIAL STATEMENTS
August 31, 2023 (Unaudited) (Continued)

for the Funds, including regulatory compliance monitoring and financial reporting; prepares reports and materials to be supplied to the Board; monitors the activities of the Funds’ Custodian, transfer agent, and fund accountant. Fund Services also serves as the transfer agent and fund accountant to the Funds. U.S. Bank N.A. (the “Custodian”), an affiliate of Fund Services, serves as the Funds’ Custodian.

All officers of the Trust are affiliated with the Administrator and Custodian.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

During the current fiscal period, purchases and sales of securities by the Funds, excluding short-term securities and in-kind transactions were as follows:

	Purchases	Sales
Hoya Capital Housing ETF	$3,714,326	$3,715,964
Hoya Capital High Dividend Yield ETF	6,096,744	6,057,654

During the current fiscal period, there were no purchases or sales of U.S. Government securities.

During the current fiscal period, in-kind transactions associated with creations and redemptions were as follows:

	In-Kind Purchases	In-Kind Sales
Hoya Capital Housing ETF	$—	$1,684,632
Hoya Capital High Dividend Yield ETF	11,491,118	391,357

NOTE 5 – INCOME TAX INFORMATION

The amount and character of tax basis distributions and composition of net assets, including distributable earnings (accumulated deficit) are finalized at fiscal year-end: accordingly, tax basis balances have not been determined for the current fiscal period.

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NOTES TO FINANCIAL STATEMENTS
August 31, 2023 (Unaudited) (Continued)

The components of distributable earnings (accumulated deficit) and cost basis of investments for federal income tax purposes at February 28, 2023 were as follows:

	Hoya Capital Housing ETF	Hoya Capital High Dividend Yield ETF
Tax cost of investments	$39,412,145	$37,780,210
Gross tax unrealized appreciation	$2,183,926	$747,119
Gross tax unrealized depreciation	(6,546,514)	(6,189,694)
Net tax unrealized appreciation (depreciation)	(4,362,588)	(5,442,575)
Undistributed ordinary income	—	—
Undistributed long-term capital gains	—	—
Other accumulated gain (loss)	(891,323)	(490,475)
Distributable earnings (accumulated deficit)	$(5,253,911)	$(5,933,050)

The difference between the cost basis for financial statement and federal income tax purposes is primarily due to timing differences in recognizing wash sales.

A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital and ordinary losses which occur during the portion of the Funds’ taxable year subsequent to October 31 and December 31, respectively. For the taxable year ended February 28, 2023, the Funds did not elect to defer any post-October capital losses or late-year losses.

As of February 28, 2023, the Funds had the following capital loss carryforwards with an indefinite expiration:

	Short-Term	Long-Term
Hoya Capital Housing ETF	$379,752	$511,571
Hoya Capital High Dividend Yield ETF	293,846	196,629

The tax character of distributions declared by the Funds during the year ended February 28, 2023 were as follows:

Fund	Ordinary Income	Return of Capital
Hoya Capital Housing ETF	$743,084	$119,159
Hoya Capital High Dividend Yield ETF	1,272,217	803,578

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NOTES TO FINANCIAL STATEMENTS
August 31, 2023 (Unaudited) (Continued)

The tax character of distributions declared by the Funds during the year/period ended February 28, 2022 were as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital
Hoya Capital Housing ETF	$764,151	$19,783	$233,770
Hoya Capital High Dividend Yield ETF	287,207	62,398	200,959

NOTE 6 – SHARE TRANSACTIONS

Shares of the Funds are listed and trade on the New York Stock Exchange Arca, Inc. (“NYSE Arca”). Market prices for the shares may be different from their NAV. The Funds issue and redeem shares on a continuous basis at NAV generally in large blocks of shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of the Funds. Creation Units may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participation Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem shares directly from the Funds. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Funds currently offer one class of shares, which has no front-end sales load, no deferred sales charge, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee for the Funds is $300, payable to the Custodian. The fixed transaction fee may be waived on certain orders if the Funds’ Custodian has determined to waive some or all of the costs associated with the order or another party, such as the Adviser, has agreed to pay such fee. In addition, a variable fee, payable to the Funds, may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% as a percentage of the value of the Creation Units subject to the transaction. Variable fees received by the Funds, if any, are displayed in the Capital Shares Transactions section of the Statements of Changes in Net Assets. The Funds may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Funds have equal rights and privileges.

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NOTES TO FINANCIAL STATEMENTS
August 31, 2023 (Unaudited) (Continued)

NOTE 7 – RISKS

Concentration Risk. The Funds’ investments will be concentrated in an industry or group of industries to the extent the Indexes are so concentrated, and the Indexes are expected to be concentrated in housing and real estate-related industries. When the Funds focus their investments in a particular industry or sector, they thereby present a more concentrated risk and their performance will be especially sensitive to developments that significantly affect that industry or group of industries. In addition, the value of shares may change at different rates compared to the value of shares of a fund with investments in a more diversified mix of industries. An industry may have above-average performance during particular periods, but may also move up and down more than the broader market. The several industries that constitute a sector may all react in the same way to economic, political or regulatory events. The Funds’ performance could also be affected if the sectors, industries, or sub-sectors do not perform as expected. Alternatively, the lack of exposure to one or more sectors or industries may adversely affect performance.

Construction and Housing Risk. The construction and housing industry can be significantly affected by the national, regional and local real estate markets. This industry is also sensitive to interest rate fluctuations which can cause changes in the availability of mortgage capital and directly affect the purchasing power of potential homebuyers. The building industry can be significantly affected by changes in government spending, consumer confidence, demographic patterns and the level of new and existing home sales.

Hoya Capital ETFs

Expense Examples

For the Six-Months Ended August 31, 2023 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of the Funds shares, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated in the following Expense Example Tables.

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Hoya Capital ETFs

Expense Examples

For the Six-Months Ended August 31, 2023 (Unaudited) (Continued)

Hoya Capital Housing ETF
	Beginning Account Value March 1, 2023	Ending Account Value August 31, 2023	Expenses Paid During the Period(1)
Actual	$1,000.00	$1,115.00	$1.60
Hypothetical (5% annual return before expenses)	$1,000.00	$1,023.69	$1.53

(1)

The dollar amounts shown as expenses paid during the period are equal to the annualized six-month net expense ratio, 0.30%, multiplied by the average account value during the period, multiplied by 184/365, to reflect the one-half year period.

Hoya Capital High Dividend Yield ETF
	Beginning Account Value March 1, 2023	Ending Account Value August 31, 2023	Expenses Paid During the Period(2)
Actual	$1,000.00	$ 988.70	$2.51
Hypothetical (5% annual return before expenses)	$1,000.00	$ 1,022.68	$2.55

(2)

The dollar amount shown as expenses paid during the period are equal to the annualized six-month net expense ratio, 0.50%, multiplied by the average account value during the period, multiplied by 184/365, to reflect the one-half year period.

Hoya Capital ETFs

Review of Liquidity Risk Management Program

(Unaudited)

Pursuant to Rule 22e-4 under the Investment Company Act of 1940, the Trust, on behalf of the series of the Trust covered by this shareholder report (the “Series”), has adopted a liquidity risk management program to govern the Trust’s approach to managing liquidity risk. Rule 22e-4 seeks to promote effective liquidity risk management, thereby reducing the risk that a fund will be unable to meet its redemption obligations and mitigating dilution of the interests of fund shareholders. The Trust’s liquidity risk management program is tailored to reflect the Series’ particular risks, but not to eliminate all adverse impacts of liquidity risk, which would be incompatible with the nature of such Series.

The investment adviser to the Series has adopted and implemented its own written liquidity risk management program (the “Program”) tailored specifically to assess and manage the liquidity risk of the Series.

At a recent meeting of the Board of Trustees of the Trust, the Trustees received a report pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the period ended December 31, 2022. The report concluded that the Program is reasonably designed to assess and manage the Series’ liquidity risk and has operated adequately and effectively to manage such risk. The report reflected that there were no liquidity events that impacted the Series’ ability to timely meet redemptions without dilution to existing shareholders. The report further noted that no material changes have been made to the Program since its implementation.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding the Series’ exposure to liquidity risk and other principal risks to which an investment in the Series may be subject.

Hoya Capital ETFs

Approval of Advisory Agreements & Board Considerations

(Unaudited)

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), at a meeting held on April 5-6, 2023 (the “Meeting”), the Board of Trustees (the “Board”) of ETF Series Solutions (the “Trust”) approved the continuance of the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement”) by and among Hoya Capital Real Estate, LLC (the “Adviser”), Penserra Capital Management, LLC (the “Sub-Adviser”), and the Trust, on behalf of the Hoya Capital Housing ETF and Hoya Capital High Dividend Yield ETF (each, a “Fund” and, together, the “Funds”).

Prior to the Meeting, the Board, including the Trustees who are not parties to the Sub-Advisory Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), reviewed written materials (the “Materials”), including information from the Sub-Adviser regarding, among other things: (i) the nature, extent, and quality of the services provided to the Funds by the Sub-Adviser; (ii) the historical performance of the Funds; (iii) the cost of the services provided and the profits realized by the Sub-Adviser from services rendered to the Funds; (iv) the extent to which any economies of scale realized by the Sub-Adviser in connection with its services to the Funds are shared with Fund shareholders; (v) any other financial benefits to the Sub-Adviser and its affiliates resulting from services rendered to the Funds; and (vi) other factors the Board deemed to be relevant.

The Board also considered that the Sub-Adviser, along with other service providers of the Funds, had provided written and oral updates on the firm over the course of the year with respect to its role as investment sub-adviser to the Funds, and the Board considered that information alongside the Materials in its consideration of whether the Sub-Advisory Agreement should be continued. The Board also noted that the Sub-Adviser provides investment sub-advisory services to other series of the Trust, and, over the course of the year, the Sub-Adviser provided written and oral updates to the Board with respect to its sub-advisory services to those funds. Additionally, at the Meeting, a representative from the Sub-Adviser provided an oral overview of the services provided to the Funds by the Sub-Adviser and additional information about the Sub-Adviser’s personnel and business operations. The Board discussed the Materials and the Sub-Adviser’s oral presentation, as well as any other relevant information received by the Board at the Meeting and at prior meetings. The Board then deliberated, in light of this information, on the approval of the continuation of the Sub-Advisory Agreement.

Approval of the Continuation of the Sub-Advisory Agreement with the Sub-Adviser

Nature, Extent, and Quality of Services Provided. The Trustees considered the scope of services provided under the Sub-Advisory Agreement, noting that the Sub-Adviser had provided and would continue to provide investment management services to the Funds. In considering the nature, extent, and quality of the services provided by the Sub-Adviser, the Board considered the quality of the Sub-Adviser’s compliance program and past reports from the Trust’s Chief Compliance Officer (“CCO”) regarding

Hoya Capital ETFs

APPROVAL OF ADVISORY AGREEMENTs & BOARD CONSIDERATIONs

(Unaudited) (Continued)

the CCO’s review of the Sub-Adviser’s compliance program. The Board also considered its previous experience with the Sub-Adviser providing investment management services to the Funds, as well as other series of the Trust. The Board noted that it had received a copy of the Sub-Adviser’s registration form and financial statements, as well as the Sub-Adviser’s response to a detailed series of questions that included, among other things, information about the Sub-Adviser’s decision-making process, the background and experience of the firm’s key personnel, and the firm’s compliance policies, marketing practices, and brokerage information.

The Board noted the responsibilities that the Sub-Adviser has as the Funds’ investment sub-adviser, including: responsibility for the general management of the day-to-day investment and reinvestment of the Funds’ assets; determining the daily baskets of deposit securities and cash components; executing portfolio security trades for purchases and redemptions of the Funds’ shares conducted on a cash-in-lieu basis; oversight of general portfolio compliance with applicable securities laws, regulations, and investment restrictions; responsibility for quarterly reporting to the Board; and implementation of Board directives as they relate to the Funds. The Board also considered the Sub-Adviser’s resources and capacity with respect to portfolio management, compliance, and operations given the number of funds and/or accounts for which it provides sub-advisory services.

Historical Performance. The Trustees next considered each Fund’s performance. Because each Fund is designed to track the performance of an index, the Board considered, among other things, the extent to which each Fund tracked its index before fees and expenses. The Board noted that, for each of the one-year, three-year, and since inception periods ended December 31, 2022, as applicable, each Fund’s performance on a gross of fees basis (i.e., excluding the effect of fees and expenses on Fund performance) was generally consistent with the performance of its underlying index, indicating that each Fund tracked its underlying index closely and in an appropriate manner.

Hoya Capital Housing ETF: The Board noted that the Fund underperformed its broad-based benchmarks, the S&P MidCap 400 Index and S&P 500 Index, for each of the applicable periods, except that the Fund slightly outperformed the S&P MidCap 400 Index over the since inception period. The S&P 500 Index provides an indication of the performance of U.S. large-cap companies, while the S&P MidCap 400 Index provides an indication of the performance of U.S. mid-sized companies. The Board noted that the Fund, however, seeks to provide investors with exposure to companies in a very specific industry (i.e., companies involved in the U.S. housing industry), not broad exposure to the large-cap or mid-cap equity markets.

Hoya Capital ETFs

APPROVAL OF ADVISORY AGREEMENTs & BOARD CONSIDERATIONs

(Unaudited) (Continued)

Hoya Capital High Dividend Yield ETF: The Board noted that the Fund slightly outperformed its broad-based benchmark, the Dow Jones U.S. Real Estate Index, for the one-year period, but underperformed the same benchmark over the since inception period. The Dow Jones U.S. Real Estate Index is designed to track the performance of REIT and other companies that invest directly or indirectly in real estate through development, management, or ownership, including property agencies. The Board noted that the Fund’s underlying index also seeks diversified exposure to U.S. listed real estate-related securities, including REITs; however, the Fund’s underlying index uses screens to identify and select real estate investments that provide income through high dividend yields.

Cost of Services Provided and Economies of Scale. The Board reviewed the sub-advisory fees paid by the Adviser to the Sub-Adviser for its services to the Funds. The Board considered that the fees paid to the Sub-Adviser are paid by the Adviser and noted that the fee reflected an arm’s-length negotiation between the Adviser and the Sub-Adviser. The Board further determined that the fees reflected an appropriate allocation of the advisory fee paid to each firm given the work performed by each firm and noted that the fees were generally in line with those charged by the Sub-Adviser in connection with other exchange-traded funds managed by the Sub-Adviser. The Board noted that the Sub-Adviser had provided its financial statements for the Board’s review. The Board also evaluated the compensation and benefits received by the Sub-Adviser from its relationship with the Funds, taking into account analyses of the Sub-Adviser’s profitability with respect to each Fund at various Fund asset levels.

The Board expressed the view that it currently appeared that the Sub-Adviser might realize economies of scale in managing the Funds as assets grow in size. The Board further noted that although each Fund’s sub-advisory fee includes asset-level breakpoints, because each Fund pays the Adviser a unified fee, any benefits from breakpoints in the sub-advisory fee schedule would accrue to the Adviser, rather than the Fund’s shareholders. Consequently, the Board determined that it would monitor fees as the Funds grow to determine whether economies of scale were being effectively shared with the Funds and their shareholders.

Conclusion. No single factor was determinative of the Board’s decision to approve the continuation of the Sub-Advisory Agreement; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including Independent Trustees, unanimously determined that the Sub-Advisory Agreement, including the compensation payable under the agreement, was fair and reasonable to each Fund. The Board, including the Independent Trustees, unanimously determined that the approval of the continuation of the Sub-Advisory Agreement was in the best interests of the Funds and their shareholders.

Hoya Capital ETFs

Federal Tax Information

(Unaudited)

For the fiscal year ended February 28, 2023, certain dividends paid by the Funds may be subject to the maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Hoya Capital Housing ETF	66.82%
Hoya Capital High Dividend Yield ETF	4.99%

For corporate shareholders, the percentage of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended February 28, 2023 was as follows:

Hoya Capital Housing ETF	64.62%
Hoya Capital High Dividend Yield ETF	4.24%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund was as follows:

Hoya Capital Housing ETF	0.00%
Hoya Capital High Dividend Yield ETF	0.00%

Information About Portfolio Holdings
(Unaudited)

The Funds file their complete schedules of portfolio holdings for their first and third fiscal quarters with the SEC on Part F of Form N-PORT. The Funds’ Part F of Form N-PORT are available without charge, upon request, by calling toll-free at (800) 617-0004 or by accessing the Funds’ website at hoyaetfs.com. Furthermore, you may obtain the Part F of Form N-PORT on the SEC’s website at www.sec.gov. The Funds’ portfolio holdings are posted on their website at hoyaetfs.com daily.

Hoya Capital ETFs

Information About Proxy Voting

(Unaudited)

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is provided in the Statement of Additional Information (“SAI”). The SAI is available without charge, upon request, by calling tollfree at (800) 617-0004, by accessing the SEC’s website at www.sec.gov, or by accessing the Funds’ website at hoyaetfs.com.

When available, information regarding how the Funds voted proxies relating to portfolio securities during the twelve-months ending June 30 is available by calling tollfree at (800) 617-0004 or by accessing the SEC’s website at www.sec.gov.

Information About the Funds’ Trustees
(Unaudited)

The SAI includes additional information about the Funds’ Trustees and is available without charge, upon request, by calling tollfree at (800) 617-0004, by accessing the SEC’s website at www.sec.gov, by accessing the Funds’ website hoyaetfs.com.

Frequency Distribution of Premiums and Discounts
(Unaudited)

Information regarding how often shares of the Funds trade on the exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Funds is available, without charge, on the Funds’ website at hoyaetfs.com.

Adviser

Hoya Capital Real Estate, LLC
137 Rowayton Avenue, Suite 430
Rowayton, Connecticut 06853

Index Provider

Hoya Capital Index Innovations, LLC
133 Rowayton Avenue, Suite C
Rowayton, Connecticut 06853

Sub-Adviser

Penserra Capital Management, LLC
4 Orinda Way, Suite 100-A
Orinda, California 94563

Distributor

Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

Custodian

U.S. Bank National Association
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, Wisconsin 53202

Legal Counsel

Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004

Hoya Capital Housing ETF

Symbol – HOMZ
CUSIP – 26922A230

Hoya Capital High Dividend Yield ETF

Symbol – RIET
CUSIP – 26922B840

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President (principal executive officer) and Treasurer (principal financial officer) have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	ETF Series Solutions

By (Signature and Title)*	/s/ Kristina R. Nelson
Kristina R. Nelson, President (principal executive officer)

Date	11/9/23

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Kristina R. Nelson
Kristina R. Nelson, President (principal executive officer)

Date	11/9/23

By (Signature and Title)*	/s/ Kristen M. Weitzel
Kristen M. Weitzel, Treasurer (principal financial officer)

Date	11/9/23

*	Print the name and title of each signing officer under his or her signature.